SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2003

UNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-12431	22-3282551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY		08809
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 730-7630

Item 5. Other Events and Required FD Disclosure

The Registrant issued a press release on December 4, 2003, announcing its receipt of a NASDAQ Staff Determination, the full text of which, filed as Exhibit 99.1 with this current report of Form 8-K, is hereby  incorporated by reference in response to this item.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is filed with this Current Report on Form 8-K.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated December 4, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: December 4, 2003	By: /s/ James A. Hughes
JAMES A. HUGHES
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated December 4, 2003